SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2010

SIERRA BANCORP

(Exact name of registrant as specified in its charter)

California	000-33063	33-0937517
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

86 North Main Street, Porterville, CA 93257

(Address of principal executive offices)

(Zip code)

(559) 782-4900

(Registrant’s telephone number including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On June 15, 2010, James C. Holly, President and Chief Executive Officer of Sierra Bancorp, entered into a Stock Sales Plan to sell up to 50,000 shares of Sierra Bancorp stock for estate planning purposes. The plan is intended to comply with the requirements of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, concerning trades by insiders during trading blackout periods. If all 50,000 shares are sold as contemplated, Mr. Holly will then beneficially own a total of 487,376 shares of Sierra Bancorp common stock (which includes 12,500 shares subject to vested stock options), or 4.18% of total shares currently issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA BANCORP

Dated: June 16, 2010	By:	/S/ KENNETH R. TAYLOR
Kenneth R. Taylor
Executive Vice President & Chief Financial Officer